POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                      June 15, 1998
/s/ Lucy Wilson Benson
Lucy Wilson Benson


                                      June 15, 1998
/s/ David W. Burke
David W. Burke


                                      June 15, 1998
/s/ Joseph S. DiMartino
Joseph S. DiMartino


                                      June 15, 1998
/s/ Martin D. Fife
Martin D. Fife


                                      June 15, 1998
/s/ Whitney I. Gerard
Whitney I. Gerard


                                      June 15, 1998
/s/ Robert R. Glauber
Robert R. Glauber


                                      June 15, 1998
/s/ Ambassador Arthur A. Hartman
Ambassador Arthur A. Hartman


                                 APPENDIX A

                     Dreyfus Asset Allocation Fund, Inc.
                  Dreyfus California Municipal Income, Inc.
                        The Dreyfus Fund Incorporated
               Dreyfus Institutional Short Term Treasury Fund
                      Dreyfus LifeTime Portfolios, Inc.
                         Dreyfus Liquid Assets, Inc.
                       Dreyfus Municipal Income, Inc.
                   Dreyfus New York Municipal Income, Inc.
                 Dreyfus Short-Intermediate Government Fund
               Dreyfus Short-Intermediate Municipal Bond Fund
                    Dreyfus Short-Term Income Fund, Inc.
              Dreyfus Worldwide Dollar Money Market Fund, Inc.



                          POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                      June 15, 1998
/s/ Marie E. Connolly
Marie E. Connolly

                                 APPENDIX A

                     Dreyfus Asset Allocation Fund, Inc.
                  Dreyfus California Municipal Income, Inc.
                        The Dreyfus Fund Incorporated
               Dreyfus Institutional Short Term Treasury Fund
                      Dreyfus LifeTime Portfolios, Inc.
                         Dreyfus Liquid Assets, Inc.
                       Dreyfus Municipal Income, Inc.
                   Dreyfus New York Municipal Income, Inc.
                 Dreyfus Short-Intermediate Government Fund
               Dreyfus Short-Intermediate Municipal Bond Fund
                    Dreyfus Short-Term Income Fund, Inc.
              Dreyfus Worldwide Dollar Money Market Fund, Inc.